SEMI


Annual


[GRAPHIC OMITTED]


                                                                  MARCH 31, 2002





Report


FRANKLIN RISING DIVIDENDS FUND




[LOGO OMITTED]
FRANKLIN TEMPLETON
INVESTMENTS

                                                    THANK YOU FOR INVESTING WITH
                                                FRANKLIN TEMPLETON. WE ENCOURAGE
                                           OUR INVESTORS TO MAINTAIN A LONG-TERM
                                              PERSPECTIVE  AND REMEMBER THAT ALL
                                            SECURITIES  MARKETS MOVE BOTH UP AND
                                           DOWN, AS DO MUTUAL FUND SHARE PRICES.
                                                WE APPRECIATE  YOUR PAST SUPPORT
                                                AND LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.





[PHOTO OMITTED]
WILLIAM J. LIPPMAN
PRESIDENT
FRANKLIN RISING DIVIDENDS FUND
A SERIES OF FRANKLIN MANAGED TRUST


[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
FRANKLINTEMPLETON.COM

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and sign up.
--------------------------------------------------------------------------------

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN RISING DIVIDENDS FUND SEEKS LONG-TERM CAPITAL APPRECIATION. PRESERVATION OF CAPITAL IS ALSO AN IMPORTANT CONSIDERATION. THE FUND INVESTS IN THE EQUITY SECURITIES OF COMPANIES THAT HAVE PAID CONSISTENTLY RISING DIVIDENDS OVER THE PAST 10 YEARS.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you Franklin Rising Dividends Fund's semiannual report for the period ended March 31, 2002.


ECONOMIC OVERVIEW
The economic stimuli discussed in last year's annual report of lower interest rates, tax cuts and increased government spending almost certainly pulled the U.S. economy out of recession during the six months under review. After real gross domestic product (GDP) contracted in the third quarter of 2001, real GDP expanded an annualized 1.7% in the fourth quarter and was even stronger in the first quarter of 2002. This proved to be a very favorable environment for many stocks. With interest rates and inflation low and earnings expected to show solid cyclical improvement in the coming year, stock prices rose sharply from the September 2001 trough.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 12.



CONTENTS


Shareholder Letter ................... 1

Performance Summary .................. 6

Financial Highlights &
Statement of Investments ............. 8

Financial Statements .................14

Notes to
Financial Statements .................18




[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-free Income

TOP 10 EQUITY HOLDINGS
3/31/02

COMPANY                       % OF TOTAL
SECTOR/INDUSTRY               NET ASSETS
----------------------------------------

Family Dollar Stores Inc.           4.2%
RETAIL TRADE

Diebold Inc.                        4.0%
ELECTRONIC TECHNOLOGY

Reynolds & Reynolds Co., A          4.0%
TECHNOLOGY SERVICES

Washington Mutual Inc.              4.0%
FINANCE

Alberto-Culver Co., A               3.8%
CONSUMER NON-DURABLES

West Pharmaceutical
Services, Inc.                      3.7%
HEALTH TECHNOLOGY

Teleflex                            3.4%
PRODUCER MANUFACTURING

National Commerce
Financial Corp.                     3.2%
FINANCE

AFLAC Inc.                          3.0%
INSURANCE - LIFE & HEALTH

Arthur J. Gallagher & Co.           2.9%
INSURANCE - BROKERS & SERVICES



Most major stock market indexes appreciated significantly during the six months ended March 31, 2002. As is typical in economic recoveries, smaller stocks outperformed larger stocks. The Standard & Poor's Small Cap 600 Index returned 29.10% for the six-month period while the Standard & Poor's 500 Composite Index (S&P 500) increased 10.99% for the same period.(1)

Within this environment, Franklin Rising Dividends Fund - Class A delivered a +24.18% cumulative total return for the six months ended March 31, 2002, as shown in the Performance Summary beginning on page 6. In comparison, the Fund's benchmark, the Russell Midcap Value Index, posted a 20.88% total return for the same period.(2)


PORTFOLIO NOTES
Our investment strategy is based on our belief that companies with consistently rising dividends should, over time, also realize appreciation in their stock prices. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price-to-earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.







1. Source: Standard & Poor's Micropal. The S&P Small Cap 600 Index consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

2. Source: Standard & Poor's Micropal. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

We added two significant new positions to the portfolio during the period, Hillenbrand Industries and Old Republic International. Hillenbrand is a leading provider of funeral products as well as a manufacturer of durable health care equipment such as hospital beds. We believe it is well-positioned to benefit from the aging American population. The company has 31 years of dividend increases. Old Republic is an insurance company with diverse business lines including several specialty property lines, mortgage guaranty and title insurance. Old Republic has raised its dividend for 21 consecutive years.

Cash inflows to the Fund were strong during the period, enabling us to add to a number of existing positions. Our largest increases were to Washington Mutual, Arthur J. Gallagher, AFLAC and Fannie Mae. These companies are leaders in their markets, have long track records of earnings growth and have more than 10 consecutive years of dividend increases.

During the past six months, we eliminated one position, Sherwin-Williams, from the portfolio. Although Sherwin-Williams was a strong cash flow generator, it became difficult for us to identify how the company could sustain its historic growth rate.

Important contributors to the Fund's return during the period were Alberto-Culver, Nucor, Teleflex and Superior Industries. Led by strong growth in its beauty supply distribution segment, Alberto-Culver continued to report solid, double-digit earnings improvement. The company also increased its dividend for the 18th straight year. Nucor's ability to remain profitable while most other steel companies suffered significant operating losses reinforced its global leadership position in the industry. With steel prices now firming as a result of the shutdown of steel-making capacity, Nucor's profitability is expected by many to improve later in the year. Nucor has 29 years of dividend increases. Last year, despite the recession that decimated the earnings of many industrial companies, Teleflex was able to report its 27th consecutive year of earnings growth. In addition, Teleflex has increased its dividends for 24 consecutive years. Superior Industries, the leading manufacturer of aluminum wheels, has 18 years of dividend increases. Although its earnings declined in 2001, partially as a result of automobile production cuts, Superior announced a number of new contracts for the coming years. With its largest competitor having filed for bankruptcy, Superior should have an opportunity to win placement on additional models in the future.

Our most disappointing stock during the period was Washington Mutual. Despite reporting excellent results in 2001, Washington Mutual stock's price declined late in 2001 due to falling interest rates. The market anticipated the negative impact on the company's net interest margin due to the declining yield of its adjustable rate mortgage portfolio. However, other aspects of the company's business should benefit from modest interest rate increases thus enabling Washington Mutual to continue to grow its earnings.

Notable year-over-year dividend increases during the six months ended March 31, 2002, came from Washington Mutual (+21%), AFLAC (+18%), State Street (+16%), TrustCo Bank (+15%) and Arthur J. Gallagher (+13%).

As shown in the table on page 2, our 10 largest positions on March 31, 2002, comprised 36.2% of the Fund's total net assets. It is interesting to note how these 10 companies would, in the aggregate, respond to the Fund's screening criteria based on a simple average of statistical measures. On average, these companies have raised their dividends 20 years in a row and by 278% in the last 10 years. Their most recent dividend increases averaged 11.1%, for a yield of 1.6% on March 31, 2002, and a dividend payout ratio of 27%. Long-term debt averaged 16% of capitalization, and the average price/earnings ratio was 18 on calendar 2002 estimates versus 23 for that of the unmanaged S&P 500 on the same date. It is our opinion that these companies are representative of the portfolio's fundamentally high quality. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

Sincerely,

/S/SIGNATURE
William J. Lippman
President






/S/SIGNATURE
Donald G. Taylor
Senior Portfolio Manager

Franklin Rising Dividends Fund






--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 3/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.





PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE             3/31/02          9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$4.58             $27.29           $22.71
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                $0.0634
Short-Term Capital Gain        $0.0029
Long-Term Capital Gain         $0.7257
--------------------------------------------------------------------------------
      Total                    $0.7920


CLASS B                        CHANGE             3/31/02          9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$4.55             $27.17           $22.62
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                $0.0230
Short-Term Capital Gain        $0.0029
Long-Term Capital Gain         $0.7257
--------------------------------------------------------------------------------
      Total                    $0.7516


CLASS C                        CHANGE             3/31/02          9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$4.53              $27.13          $22.60
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                $0.0188
Short-Term Capital Gain        $0.0029
Long-Term Capital Gain         $0.7257
--------------------------------------------------------------------------------
      Total                    $0.7474


CLASS R                        CHANGE             3/31/02          1/1/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$2.61              $27.28          $24.67
DISTRIBUTIONS (1/1/02-3/31/02)
Dividend Income                $0.0138


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than class A shares.
--------------------------------------------------------------------------------



Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                  6-MONTH      1-YEAR         5-YEAR      10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return(1)               +24.18%      +25.42%        +83.91%    +206.21%
Average Annual Total Return(2)           +17.02%      +18.19%        +11.63%     +11.18%
Value of $10,000 Investment(3)           $11,702      $11,819        $17,334     $28,854


                                                                              INCEPTION
CLASS B                                  6-MONTH      1-YEAR         3-YEAR     (1/1/99)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)               +23.94%      +24.82%        +44.16%     +30.82%
Average Annual Total Return(2)           +19.94%      +20.82%        +12.18%      +7.85%
Value of $10,000 Investment(3)           $11,994      $12,082        $14,116     $12,782


                                                                              INCEPTION
CLASS C                                  6-MONTH      1-YEAR         5-YEAR     (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)               +23.85%      +24.72%        +79.07%    +166.58%
Average Annual Total Return(2)           +21.61%      +22.47%        +12.14%     +15.05%
Value of $10,000 Investment(3)           $12,161      $12,247        $14,267     $26,385


                                                                              INCEPTION
CLASS R                                                                        (1/1/02)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                       +10.64%
Aggregate Total Return(4)                                                         +9.64%
Value of $10,000 Investment(3)                                                   $10,964


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.





1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.



--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Highlights


                                                                                CLASS A
                                                  --------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   MARCH 31, 2002               YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------------
                                                    (UNAUDITED)      2001         2000       1999      1998      1997
                                                  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $22.71       $20.02       $21.28     $21.53    $26.93    $20.03
                                                  --------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ......................         .07          .18          .16        .15       .13       .16
 Net realized and unrealized gains (losses) ....        5.30         2.70          .40       1.76     (2.22)     8.23
                                                  --------------------------------------------------------------------
Total from investment operations ...............        5.37         2.88          .56       1.91     (2.09)     8.39
                                                  --------------------------------------------------------------------
Less distributions from:
 Net investment income .........................        (.06)        (.19)        (.15)      (.17)     (.11)     (.18)
 Net realized gains ............................        (.73)          --        (1.67)     (1.99)    (3.20)    (1.31)
                                                  --------------------------------------------------------------------
Total distributions ............................        (.79)        (.19)       (1.82)     (2.16)    (3.31)    (1.49)
                                                  --------------------------------------------------------------------
Net asset value, end of period .................      $27.29       $22.71       $20.02     $21.28    $21.53    $26.93
                                                  ====================================================================

Total return(b) ................................      24.18%       14.40%        2.95%      8.29%   (9.05)%    44.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $456,770     $297,316     $261,571   $363,918  $407,336  $394,873
Ratios to average net assets:
 Expenses ......................................       1.38%(c)     1.45%        1.58%      1.43%     1.39%     1.41%
 Net investment income .........................        .58%(c)      .78%         .81%       .66%      .51%      .71%
Portfolio turnover rate ........................       5.81%       18.72%       11.91%     14.04%    23.99%    39.47%



(a)Based on average shares outstanding effective year ended September 30, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Highlights (CONTINUED)

                                                                                  CLASS B
                                                             ------------------------------------------------
                                                                SIX MONTHS ENDED
                                                                 MARCH 31, 2002      YEAR ENDED SEPTEMBER 30,
                                                                                    -------------------------
                                                                   (UNAUDITED)      2001      2000    1999(D)
                                                             ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................          $22.62     $19.96    $21.23    $23.54
                                                             ================================================
Income from investment operations:
 Net investment income(a) ...................................             .01        .06       .06       .04
 Net realized and unrealized gains (losses) .................            5.29       2.69       .39     (2.24)
                                                             ------------------------------------------------
Total from investment operations ............................            5.30       2.75       .45     (2.20)
                                                             ------------------------------------------------
Less distributions from:
 Net investment income ......................................            (.02)      (.09)     (.05)     (.11)
 Net realized gains .........................................            (.73)        --     (1.67)       --
                                                             ------------------------------------------------
Total distributions .........................................            (.75)      (.09)    (1.72)     (.11)
                                                             ------------------------------------------------
Net asset value, end of period ..............................          $27.17     $22.62    $19.96    $21.23
                                                             ================================================

Total return(b) .............................................          23.94%     13.77%     2.38%   (9.38)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................         $16,245     $4,934    $1,684    $1,477
Ratios to average net assets:
 Expenses ...................................................           1.93%(c)   2.00%     2.13%     1.98%(c)
 Net investment income ......................................            .05%(c)    .24%      .27%      .24%(c)
Portfolio turnover rate .....................................           5.81%     18.72%    11.91%    14.04%

(a)Based on average shares outstanding.
(b)Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized.
(d)For the period January 1, 1999 (effective date) to September 30, 1999.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Highlights (CONTINUED)

                                                                         CLASS C
                                               --------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                MARCH 31, 2002              YEAR ENDED SEPTEMBER 30,
                                                               ----------------------------------------------
                                                 (UNAUDITED)   2001      2000       1999      1998      1997
                                               --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............  $22.60    $19.92    $21.19     $21.45    $26.85    $19.98
                                                 ------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .......................     .01       .05       .06        .03        --       .08
 Net realized and unrealized gains (losses) .....    5.27      2.70       .39       1.75     (2.20)     8.17
                                                 ------------------------------------------------------------
Total from investment operations ................    5.28      2.75       .45       1.78     (2.20)     8.25
                                                 ------------------------------------------------------------
Less distributions from:
 Net investment income ..........................    (.02)     (.07)     (.05)      (.05)       --      (.07)
 Net realized gains .............................    (.73)       --     (1.67)     (1.99)    (3.20)    (1.31)
                                                 ------------------------------------------------------------
Total distributions .............................    (.75)     (.07)    (1.72)     (2.04)    (3.20)    (1.38)
                                                 ------------------------------------------------------------
Net asset value, end of period ..................  $27.13    $22.60    $19.92     $21.19    $21.45    $26.85
                                                 ============================================================

Total return(b) .................................  23.85%    13.78%     2.38%      7.69%   (9.48)%    43.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............... $58,590   $32,074   $23,870    $40,544   $43,790   $14,526
Ratios to average net assets:
 Expenses .......................................   1.93%(c)  1.99%     2.07%      1.98%     1.94%     1.95%
 Net investment income (loss) ...................    .03%(c)   .23%      .30%       .11%    (.05)%      .17%
Portfolio turnover rate .........................   5.81%    18.72%    11.91%     14.04%    23.99%    39.47%



(a)Based on average shares outstanding effective year ended September 30, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Highlights (CONTINUED)


                                                                                                 CLASS R
                                                                                             ---------------
                                                                                              PERIOD ENDED
                                                                                             MARCH 31, 2002
                                                                                             (UNAUDITED)(D)
                                                                                             ---------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................................................         $24.67
                                                                                             ---------------
Income from investment operations:
 Net investment income(a) .................................................................            .04
 Net realized and unrealized gains ........................................................           2.59
                                                                                             ---------------
Total from investment operations ..........................................................           2.63
                                                                                             ---------------
Less distributions from net investment income .............................................           (.01)
                                                                                             ---------------
Net asset value, end of period ............................................................         $27.29
                                                                                             ===============

Total return(b) ...........................................................................         10.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................................................            $72
Ratios to average net assets:
 Expenses .................................................................................           1.36%(c)
 Net investment income ....................................................................           1.42%(c)
Portfolio turnover rate ...................................................................           5.81%



(a)Based on average shares outstanding.
(b)Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized.
(d)For the period January 2, 2002 (effective date) to March 31, 2002.


                       See notes to financial statements.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED)


                                                                                      SHARES        VALUE
-----------------------------------------------------------------------------------------------------------
 COMMON STOCKS 93.3%

 COMMERCIAL SERVICES 1.2%
 ABM Industries Inc. ............................................................     143,000 $  5,248,100
 Wallace Computer Services Inc. .................................................      51,000    1,030,200
                                                                                              -------------
                                                                                                 6,278,300
                                                                                              -------------
 CONSUMER DURABLES 4.2%
 Leggett & Platt Inc. ...........................................................     608,100   15,080,880
 Russ Berrie & Co. Inc. .........................................................     221,500    7,132,300
                                                                                              -------------
                                                                                                22,213,180
                                                                                              -------------
 CONSUMER NON-DURABLES 7.7%
 Alberto-Culver Co., A ..........................................................     418,100   20,152,420
 Lancaster Colony Corp. .........................................................     176,900    6,552,376
 Philip Morris Cos. Inc. ........................................................      81,500    4,292,605
 Superior Uniform Group Inc. ....................................................     260,900    2,804,675
 Universal Corp. ................................................................     177,600    6,990,336
                                                                                              -------------
                                                                                .               40,792,412
                                                                                              -------------
 ELECTRONIC TECHNOLOGY 6.2%
 Cohu Inc. ......................................................................     403,400   11,492,866
 Diebold Inc. ...................................................................     528,700   21,539,238
                                                                                              -------------
                                                                                                33,032,104
                                                                                              -------------
 ENERGY MINERALS .9%
 Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) .............................      89,700    4,872,504
                                                                                              -------------
 FINANCE 12.5%
 Mercantile Bankshares Corp. ....................................................     214,950    9,298,735
 National Commerce Financial Corp. ..............................................     608,300   16,910,740
 State Street Corp. .............................................................      84,200    4,662,996
 TrustCo Bank Corp. .............................................................     468,121    6,043,442
 U.S. Bancorp ...................................................................     160,903    3,631,581
 Washington Mutual Inc. .........................................................     640,450   21,218,109
 Wilmington Trust Corp. .........................................................      69,700    4,691,507
                                                                                              -------------
                                                                                                66,457,110
                                                                                              -------------
 GOVERNMENT SPONSORED CORPORATION 2.6%
 Fannie Mae .....................................................................     172,800   13,803,264
                                                                                              -------------
 HEALTH TECHNOLOGY 9.5%
 Becton, Dickinson & Co. ........................................................     236,700    8,928,324
 Hillenbrand Industries Inc. ....................................................     220,000   13,558,600
 Pall Corp. .....................................................................     415,300    8,509,497
 West Pharmaceutical Services Inc. ..............................................     646,500   19,621,275
                                                                                              -------------
                                                                                                50,617,696
                                                                                              -------------
 INSURANCE - LIFE/HEALTH 3.1%
 AFLAC Inc. .....................................................................     550,600   16,242,700
                                                                                              -------------
 INSURANCE - BROKER SERVICES 3.0%
 Arthur J. Gallagher & Co. ......................................................     477,000   15,631,290
                                                                                              -------------


FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED) (CONT.)

                                                                                      SHARES        VALUE
-----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 MULTI-LINE INSURANCE 4.1%
 American International Group Inc. .................................................  201,877 $ 14,563,407
 Old Republic International Corp. ..................................................  225,000    7,193,250
                                                                                              -------------
                                                                                                21,756,657
                                                                                              -------------
 NON-ENERGY MINERALS 2.1%
 Nucor Corp. .......................................................................  177,100   11,376,904
                                                                                              -------------
 PROCESS INDUSTRIES 5.1%
 Bemis Co. Inc. ....................................................................  154,300    8,386,205
 Brady Corp., A ....................................................................  150,500    5,463,150
 Donaldson Co. Inc. ................................................................  135,600    5,452,476
 Myers Industries Inc. .............................................................  548,764    7,957,078
                                                                                              -------------
                                                                                                27,258,909
                                                                                              -------------
 PRODUCER MANUFACTURING 17.5%
 Baldor Electric Co. ...............................................................  300,766    6,797,312
 Carlisle Cos. Inc. ................................................................  186,000    8,131,920
 CIRCOR International Inc. .........................................................  220,300    4,571,225
 Dover Corp. .......................................................................  277,400   11,373,400
 General Electric Co. ..............................................................  195,800    7,332,710
 Graco Inc. ........................................................................  333,650   13,629,603
 Kaydon Corp. ......................................................................  339,800    9,174,600
 Roper Industries Inc. .............................................................   13,700      681,438
 Superior Industries International Inc. ............................................  266,800   13,014,504
 Teleflex Inc. .....................................................................  332,400   18,172,308
                                                                                              -------------
                                                                                                92,879,020
                                                                                              -------------
 PROPERTY-CASUALTY INSURANCE 3.1%
 Mercury General Corp. .............................................................  147,800    6,872,700
 RLI Corp. .........................................................................  189,762    9,810,695
                                                                                              -------------
                                                                                                16,683,395
                                                                                              -------------
 RETAIL TRADE 6.5%
 Family Dollar Stores Inc. .........................................................  662,900   22,213,779
 Fresh Brands Inc. .................................................................  184,900    3,143,300
 The Limited Inc. ..................................................................  516,410    9,243,739
                                                                                              -------------
                                                                                                34,600,818
                                                                                              -------------
 TECHNOLOGY SERVICES 4.0%
 Reynolds & Reynolds Co., A ........................................................  715,800   21,474,000
                                                                                              -------------
 TOTAL COMMON STOCKS (COST $342,305,524)                                                       495,970,263
                                                                                              -------------
 (a) SHORT TERM INVESTMENTS 7.2%
 Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $38,533,744)  38,533,744   38,533,744
                                                                                              -------------
 TOTAL INVESTMENTS (COST $380,839,268) 100.5%                                                  534,504,007
 OTHER ASSETS, LESS LIABILITIES (.5)%                                                           (2,826,248)
                                                                                              -------------
 TOTAL NET ASSETS 100.0%                                                                      $531,677,759
                                                                                              =============

(a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.


                       See notes to financial statements.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ...................................................................................... $380,839,268
                                                                                              ============
  Value .....................................................................................  534,504,007
 Receivables:
  Cash ......................................................................................       26,816
  Investment securities sold ................................................................      124,676
  Capital shares sold .......................................................................    7,151,062
  Dividends .................................................................................      867,186
                                                                                              ------------
      Total assets ..........................................................................  542,673,747
                                                                                              ------------
Liabilities:
 Payables:
  Investment securities purchased ...........................................................    5,329,515
  Capital shares redeemed ...................................................................    4,760,850
  Affiliates ................................................................................      782,071
  Shareholders ..............................................................................      123,552
                                                                                              ------------
      Total liabilities .....................................................................   10,995,988
                                                                                              ------------
       Net assets, at value ................................................................. $531,677,759
                                                                                              ============
Net assets consist of:
 Undistributed net investment income ........................................................ $    433,185
 Net unrealized appreciation ................................................................  153,664,739
 Accumulated net realized gain ..............................................................    1,497,011
 Capital shares .............................................................................  376,082,824
                                                                                              ------------
       Net assets, at value ................................................................. $531,677,759
                                                                                              ============

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Statements (CONTINUED)


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED) (CONT.)



CLASS A:
 Net asset value per share ($456,770,488 / 16,734,998 shares outstanding)* .....................       $27.29
                                                                                                   ==========
 Maximum offering price per share ($27.29 / 94.25%) ............................................       $28.95
                                                                                                   ==========
CLASS B:
 Net asset value and maximum offering price per share ($16,245,486 / 597,979 shares outstanding)*      $27.17
                                                                                                   ==========
CLASS C:
 Net asset value per share ($58,590,048 / 2,159,578 shares outstanding)* .......................       $27.13
                                                                                                   ==========
 Maximum offering price per share ($27.13 / 99.00%) ............................................       $27.40
                                                                                                   ==========
CLASS R:
Net asset value and maximum offering price per share ($71,737 / 2,629 shares outstanding)* .....       $27.29
                                                                                                   ==========



*Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the fund.


                       See notes to financial statements.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Statements (CONTINUED)


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)


Investment income:
 Dividends ..................................................................................  $ 3,955,988
                                                                                               -----------
Expenses:
 Management fees (Note 3) ...................................................................    1,481,614
 Distribution fees (Note 3)
  Class A ...................................................................................      781,923
  Class B ...................................................................................       41,924
  Class C ...................................................................................      207,981
  Class R ...................................................................................           38
 Transfer agent fees (Note 3) ...............................................................      315,713
 Accounting fees (Note 3) ...................................................................       19,726
 Custodian fees .............................................................................        1,631
 Reports to shareholders ....................................................................       20,831
 Registration and filing fees ...............................................................       27,639
 Professional fees ..........................................................................       15,983
 Trustees' fees and expenses ................................................................        9,871
 Other ......................................................................................        1,532
                                                                                               -----------
      Total expenses ........................................................................    2,926,406
                                                                                               -----------
       Net investment income ................................................................    1,029,582
                                                                                               -----------
Realized and unrealized gains:
 Net realized gain from investments .........................................................    3,267,417
 Net unrealized appreciation on investments .................................................   83,763,323
                                                                                               -----------
Net realized and unrealized gain ............................................................   87,030,740
                                                                                               -----------
Net increase in net assets resulting from operations ........................................  $88,060,322
                                                                                               ===========

                       See notes to financial statements.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2001

                                                                        SIX MONTHS ENDED     YEAR ENDED
                                                                         MARCH 31, 2002  SEPTEMBER 30, 2001
                                                                        -----------------------------------
Increase in net assets:
 Operations:
  Net investment income ...............................................      $ 1,029,582      $ 2,350,403
  Net realized gain from investments ..................................        3,267,417       12,707,613
  Net unrealized appreciation on investments ..........................       83,763,323       23,224,379
                                                                        -----------------------------------
      Net increase in net assets resulting from operations ............       88,060,322       38,282,395
Distributions to shareholders from:
 Net investment income:
  Class A .............................................................         (855,549)      (2,477,221)
  Class B .............................................................           (5,997)         (11,145)
  Class C .............................................................          (28,957)         (77,403)
  Class R .............................................................              (26)
 Net realized gains:
  Class A .............................................................       (9,699,747)              --
  Class B .............................................................         (189,972)              --
  Class C .............................................................       (1,121,855)              --
                                                                        -----------------------------------
Total distributions to shareholders ...................................      (11,902,103)      (2,565,769)
Capital share transactions: (Note 2)
  Class A .............................................................       92,817,378        2,727,514
  Class B .............................................................        9,674,111        3,175,941
  Class C .............................................................       18,636,186        5,579,653
  Class R .............................................................           67,286               --
                                                                        -----------------------------------
Total capital share transactions ......................................      121,194,961       11,483,108
      Net increase in net assets ......................................      197,353,180       47,199,734
Net assets
 Beginning of period ..................................................      334,324,579      287,124,845
                                                                        -----------------------------------
 End of period ........................................................     $531,677,759     $334,324,579
                                                                        ===================================
Undistributed net investment income included in net assets:
 End of period ........................................................     $    433,185     $    294,132
                                                                        ===================================


                       See notes to financial statements.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Notes to Financial Statements (unaudited)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one fund, the Franklin Rising Dividends Fund (the Fund). The Fund seeks to provide growth and income.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C and Class R. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Notes to Financial Statements (unaudited) (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

At March 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                               PERIOD ENDED                YEAR ENDED
                                                              MARCH 31, 2002           SEPTEMBER 30, 2001
                                                       ----------------------------------------------------
CLASS A SHARES:                                            SHARES      AMOUNT          SHARES     AMOUNT
                                                       ----------------------------------------------------
Shares sold                                             4,531,503 $115,885,141      3,023,362 $ 70,543,555
Shares issued on reinvestment of distributions            385,342    9,134,101         91,931    2,104,858
Shares redeemed                                        (1,273,370) (32,201,864)    (3,091,185) (69,920,899)
                                                       ----------------------------------------------------
Net increase                                            3,643,475 $ 92,817,378         24,108 $  2,727,514
                                                       ====================================================

                                                               PERIOD ENDED                YEAR ENDED
                                                              MARCH 31, 2002            SEPTEMBER 30, 2001
                                                       ----------------------------------------------------
CLASS B SHARES:                                             SHARES     AMOUNT          SHARES      AMOUNT
                                                       ----------------------------------------------------
Shares sold                                               397,858  $10,133,520        152,258  $ 3,588,205
Shares issued on reinvestment of distributions              7,328      173,004            411        9,541
Shares redeemed                                           (25,306)    (632,413)       (18,930)    (421,805)
                                                       ----------------------------------------------------
Net increase                                              379,880  $ 9,674,111        133,739  $ 3,175,941
                                                       ====================================================

                                                               PERIOD ENDED                YEAR ENDED
                                                              MARCH 31, 2002           SEPTEMBER 30, 2001
                                                       ----------------------------------------------------
CLASS C SHARES:                                            SHARES      AMOUNT          SHARES     AMOUNT
                                                       ----------------------------------------------------
Shares sold                                               832,169  $20,968,057        576,158 $ 13,515,889
Shares issued on reinvestment of distributions             45,194    1,065,673          3,033       68,840
Shares redeemed                                          (137,089)  (3,397,544)      (358,336)  (8,005,076)
                                                       ----------------------------------------------------
Net increase                                              740,274  $18,636,186        220,855 $  5,579,653
                                                       ====================================================
                                                               PERIOD ENDED
                                                              MARCH 31, 2002(A)
                                                       -----------------------
CLASS R SHARES:                                             SHARES      AMOUNT
                                                       -----------------------
Shares sold                                                 2,628      $67,265
Shares issued on reinvestment of distributions                  1           21
                                                       -----------------------
Net increase                                                2,629      $67,286
                                                       =======================

(a)Effective date of Class R shares was January 2, 2002.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisory Services, LLC (Advisory Services), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Notes to Financial Statements (unaudited) (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------
          .750%   First $500 million
          .625%   Over $500 million, up to and including $1 billion
          .500%   In excess of $1 billion

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Fund also pays accounting fees to Advisory Services.

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .50%, 1.00%, 1.00% and .50% per year of its average daily net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the period of $384,432 and $15,964, respectively.

The Fund paid transfer agent fees of $315,713 of which $239,951 was paid to Investor Services.


4. INCOME TAXES

At March 31, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

        Investments at cost                    380,839,268
                                              -------------
        Unrealized appreciation               $155,482,746
        Unrealized depreciation                 (1,818,007)
                                              -------------
        Net unrealized appreciation           $153,664,739
                                              =============

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2002, aggregated $104,833,441 and $22,700,168, respectively.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS
GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund
GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(12)



1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           05/02

[LOGO OMITTED]
FRANKLIN TEMPLETON      One Franklin Parkway
INVESTMENTS             San Mateo, CA  94403-1906


                                                         ---------------------
                                                          PRESORTED STANDARD
                                                              US POSTAGE
                                                                 PAID
                                                         SO. SAN FRANCISCO CA
                                                            PERMIT NO. 655
                                                         ---------------------






SEMIANNUAL REPORT
FRANKLIN RISING DIVIDENDS FUND

INVESTMENT MANAGER
Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Rising Dividends Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

158 S2002 05/02   [GRAPHIC OMITTED] Printed on recycled paper